Exhibit 99.1

 Capital Southwest CorporationInvestor PresentationNASDAQ: CSWC  5400 Lyndon B. Johnson Freeway, Suite 1300 | Dallas, Texas 75240 | 972.233.8242 | capitalsouthwest.com  September 2015

 This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 relating to, among other things the business, financial condition and results of operations of Capital Southwest, the anticipated investment strategies and investments of Capital Southwest, future market demand, and the expected completion of the proposed spin-off of CSW Industrials, Inc. Any statements preceded or followed by or that include the words "believe," "expect," "intend," "plan," "should" or similar words, phrases or expressions or the negative thereof, are intended to identify forward-looking statements. These statements are made on the basis of the current beliefs, expectations and assumptions of the management of Capital Southwest. There are a number of risks and uncertainties that could cause Capital Southwest’s actual results to differ materially from the forward-looking statements included in this presentation. In light of these risks, uncertainties, assumptions, and other factors inherent in forward-looking statements, actual results may differ materially from those discussed in this presentation. Other unknown or unpredictable factors could also have a material adverse effect on Capital Southwest’s actual future results, performance, or achievements. For a further discussion of these and other risks and uncertainties applicable to Capital Southwest and its business, see Capital Southwest’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015 and its subsequent filings with the Securities and Exchange Commission. As a result of the foregoing, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Capital Southwest does not assume any obligation to update these forward-looking statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law.  Forward-Looking Statements

Overview of Capital Southwest (CSWC)

- CSWC was formed in 1961, as an SBIC, and became a BDC in 1988
- Publicly-traded on Nasdaq under CSWC ticker
- Internally-managed BDC with RIC status for tax purposes
- In December 2014, announced split into two separate companies with spin-off of industrial growth company ("CSW Industrials"; Nasdaq: CSWI) to be completed September 30th, 2015
- **CSWC has refocused its investment strategy to become a lender to middle-market companies across the capital structure**
- Management transition over the last two years has resulted in a new Chairman (Joe Armes), CEO (Bowen Diehl) and CFO (Michael Sarner) of CSWC following completion of the spin-off
- Divested over $210 MM in equity investments, realizing $181 MM in capital gains over past 15 months
- Invested in 8 middle market credit's representing $42 MM of invested capital over the past 9 months
- Announced a joint venture in September 2015 with Main Street Capital to form I-45 SLF for the purpose of investing in upper middle market syndicated loans

C S W C capital southwest

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 Internally-managed BDC with no legacy issues and significant investable dry powderCredit investment strategy focused on middle-market lending opportunitiesPortfolio construction designed with granularity and diversity among asset classes to support attractive and sustainable dividendHigh-quality origination platform supported by strong relationships and proprietary deal flowProven investment team led by seasoned investment professionals with deep financial and BDC experience  Investment Highlights

 Long History of Value Creation  CSWC was formed in 1961 with an initial equity investment of $14.9 MM, representing the only equity capital raisedCSWC grew net asset value to $769 MM as of June 30, 2015 From that initial investment through June 30, 2015, CSWC generated $348.5 MM of distributions to shareholders:June 30, 2015 NAV plus distributions to that date represented shareholder value creation of over $1.1 B  …Though Assets Undervalued by Market  Significant Value Creation…  Note: Numbers and calculations above are shown on a consolidated basis for CSWC and exclude any impact from items related to the pending spin-off transaction(1) Average P/NAV from 1/2/08 to 12/2/14 (announce date of the spin-off)

Structure and Strategy Misaligned

Historical All-Equity Investment Strategy

- CSWC's strategy was to invest solely in equity and hold almost indefinitely
  - Certain investments have been held for many decades
  - Larger control assets had a very low cost basis, a large embedded capital gain and a significant tax due upon divestiture

Portfolio Composition Impediment to Value Creation

- All equity
- Large concentrations
- Large public company holdings
- Embedded gains

12/31/2013 Portfolio



LP Interest
$9
Debt
$6
Equity
$68
Cash
$66
Publicly-Held Securities
$258
Whitmore
$83
RectorSeal
$258
Other
$12
CSWI Assets

Strategy Misaligned with BDC / RIC Structure

- Value creation almost exclusively from equity appreciation rather than investment income
- Lack of investment income = insignificant and inconsistent shareholder dividends
- BDC/RIC designation restricts investments in control companies and asset concentrations
- Financial and operating performance of large industrial assets shrouded by investment company accounting method used by CSWC

Challenges All Surmountable

- Vast majority of portfolio value in strong companies
- 100% owned industrial assets are now large enough to stand alone outside of BDC portfolio
- Seller's market favorable to the divestiture of minority equity positions
- Management relationships would facilitate team augmentation with credit experience

CSWC capital southwest
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Separate Two Business Models: Better Fit and Focus


CSWC Shareholders
Tax Free Spin-off
CSWC
CSW Industrials
Chairman of the Boards – Joe Armes
Chief Executive Officer – Bowen Diehl
Chief Executive Officer – Joe Armes
CSWC (BDC / RIC)
CSVC (SBIC)
CSW Industrials (C-Corp)
RectorSeal
Whitmore
Balco
CapStar
Jet-Lube
Smoke Guard
Strathmore

Investment Assets	
Cash	$105
I-45 Committed [1]	68
Legacy Assets	60
New Loan Assets	42
Total	**$275**

Anticipated unlevered asset base (NAV) of ~$275 MM ($17.65/Share)[2]

(1) Total cash of $173 MM, inclusive of $68 MM in cash committed to I-45
(2) Assumes 15,583,332 shares outstanding

CSWC capital southwest
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 Corporate Transformation Well Underway  2015  2013  2014  June 2013 Joe Armes appointed as CEO  January 2014 Joe Armes appointed as Chairman and David Brooks and William Thomas elected to the Board  March 2014 Bowen Diehl hired as CIO and to-be-CEO of CSWC post- spin  July 2014 Jack Furst elected to the Board  August 2014 Adopted executive comp plan to align with strategic objectives of CSWC  November 2014 Completed divestiture of public holdings (ALG, WIRE)  December 2014Spin-off of CSWI announced  July 2015Michael Sarner hired as SVP and to-be-CFO of CSWC post-spin  September 2015I-45 SLF with Main Street Capital announced  January 2015Credit strategy launched

 Portfolio Rotation Focused on Credit  6/30/2014 (1)  PF 9/30/2015(2)    Since June 2014, CSWC has made significant strides towards its strategy of simplifying its structure and focusing on middle-market creditExited 8 portfolio companies for $210 MM in proceedsInvested $42 MM in 8 middle-market credit investments Structured a joint venture with Main Street Capital (I-45 SLF)  6/30/2014 portfolio mix is pro forma for the spin off of the CSW Industrials companiesI-45 included at full capital commitment of $68 MM to SLF

I-45 SLF Overview

Commentary

- Overall structure similar to other SSLFs
  - SPE created to house loan investments
  - CSWC and MAIN commit capital to SPE
  - SPE "Lender" lends money alongside capital from CSWC and MAIN
- Fund capital (CSWC + MAIN + Lender) used to purchase large market first lien loans
- Administrative "back office" matters are managed by a third party firm ("Admin Agent") including transaction clearing, accounting, reporting, etc

Transaction Rationale

- Allows CSWC to generate substantial income from a relatively safe asset class and reasonable leverage as a complement to Lower Middle Market lending
  - Covers overhead and gives CSWC a head start in building income to support a dividend
- Earning assets accumulated on an accelerated timeline (approx. 12 months)
- Delivers attractive risk-adjusted returns



CSWC
MAIN
Capital Contribution: $68 MM (80%)
Capital Contribution: $17 MM (20%)
Distributions:
Return of Capital: 80.0%
Return on Capital: 75.6%
Distributions:
Return of Capital: 20.0%
Return on Capital: 24.4%
Lender
$
Principal & Interest
SPE
Services
Fee
Admin Agent
$
Principal, interest and fees
Underlying Loans

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 Mr. Diehl joined Capital Southwest in 2014 and leads the firm's investment activities. He brings almost 20 years of experience in sourcing, structuring, and managing investments in a variety of industries. Mr. Diehl came to Capital Southwest from American Capital, Ltd., which he joined in 2001 and was a Managing Director since 2007. He has closed investments in 15 platform companies and numerous add-on acquisitions, representing over $1.1 billion of invested capital. Mr. Diehl’s investments have been in a variety of industries including industrial manufacturing, healthcare, business services, and consumer finance. Mr. Diehl earned a Bachelor of Engineering degree, with majors in Environmental/Geotechnical Engineering and Economics, from Vanderbilt University and a Masters of Business Administration from the University of Texas at Austin.  Bowen Diehl  Chief Investment Officer (to be named President & Chief Executive Officer post spinoff)  Investment Team Led by Seasoned Professionals  Mr. Sarner joined Capital Southwest in July 2015 as Senior Vice President, bringing to Capital Southwest over 20 years of accounting, financial, and treasury experience, including most recently 15 years at American Capital, Ltd. At American Capital, Ltd, Mr. Sarner served in a variety of financial roles, most recently as Senior Vice President, Treasury. Michael will assume the role of Chief Financial Officer of Capital Southwest, post spinoff of CSW Industrials, Inc. Mr. Sarner received a B.B.A. in Business Administration/Accounting from James Madison University, an M.B.A. in Finance from George Washington University's School of Business and Public Management and is a Certified Public Accountant. Mr. Sarner lives in Dallas with his wife and three sons.   Michael Sarner  Senior Vice President (to be named Chief Financial Officer post spinoff)  Mr. Kelley joined Capital Southwest in 2015 to help direct the firm's credit-focused investment activities and coverage of the private equity community. He previously spent over ten years at American Capital, Ltd. where he was a Managing Director in its sponsor finance practice and managed junior debt and equity investments in middle market companies representing over $800 million in risk capital. He has extensive experience sourcing, executing, managing, and restructuring transactions across industry sectors and investment structures, including unirate, second lien, mezzanine, and equity co-investment securities. Prior to American Capital, Mr. Kelley was an investment banking professional with J.P. Morgan, the Beacon Group, and Credit Suisse First Boston. Mr. Kelley holds a BBA degree in Business Honors and Engineering Route to Business, and a MBA degree from the McCombs School at The University of Texas at Austin.  Douglas Kelley  Managing Director

Investment Team

- Over the past 12 months, CSWC has rebuilt the investment team by bringing in both junior and senior team members with strong credit expertise in both the direct lending and syndicated markets

Name	Title	Years Experience	Year Joined CSWC	Relevant Experience
Joe Armes	Chairman, President, CEO (to-be Chairman)	20	2013	- COO of Hicks Holdings LLC - EVP & General Counsel of Suiza Foods (now Dean Foods) - General Counsel of The Morningstar Group - Attorney for Weil, Gotshal & Manges
Bowen Diehl	CIO (to-be President and CEO)	20	2014	- Managing Director at American Capital - Merrill Lynch Investment Banking - Chase Securities Investment Banking
Michael Sarner	SVP (to-be CFO)	20	2015	- SVP, Treasury at American Capital
Bill Ashbaugh	SVP & Managing Director	38	2001	- Managing Director in Corporate Finance at Hoak, Principal and Southwest Securities - VP of Corporate Finance at Rauscher Pierce Refsnes (now RBC Dain Rauscher)
Douglas Kelley	SVP & Managing Director	18	2015	- Managing Director in Sponsor Finance at American Capital - Investment banking at J.P. Morgan, The Beacon Group, Credit Suisse First Boston
Josh Weinstein	Principal	15	2015	- Principal at H.I.G. WhiteHorse - VP at WhiteHorse Capital Partners - Analyst at Morgan Stanley and Citigroup
Ryan Kelly	Senior Associate	8	2010	- Analyst at Houlihan Lokey
Bryan Bailey	Senior Associate	8	2012	- Financial analyst in telecommunications industry
Spencer Klein	Associate	2	2015	- Analyst at J.P. Morgan in corporate client banking
Michael Knapp	Associate	3	2015	- Analyst at Jefferies

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Potential Earning Assets Under Management

- CSWC's current equity capital base is expected to translate into earning AUM of $600 MM-$650 MM once the balance sheet is fully ramped with appropriate leverage
- Balance sheet anticipated to support $200 MM - $250 MM of leverage
- Debt / equity target will be approximately .75x

Potential Investable Assets

($ in millions)

	Low	High
Cash[1]	$105	$105
SBIC Leverage[2]	150	150
Balance Sheet Leverage	50	100
Investable "Dry Powder"	**$305**	**$355**
Current Portfolio	$102	$102
Contribution to I-45 SLF	68	68
Implied I-45 SLF Leverage	136	136
Total Potential Portfolio	**$611**	**$661**

(1) Actual total cash of $173 MM, inclusive of $68 MM in cash committed to I-45
(2) CSWC maintains its original SBIC license at its wholly-owned subsidiary, Capital Southwest Venture Corporation ("CSVC"). CSVC currently has no SBA debentures outstanding. CSVC expects to seek approval for SBA leverage during calendar year 2016
(3) Assuming 2.0x leverage at the SLF

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Operating Expense Framework

- CSWC's run-rate operating expenses reflect $9 MM of recurring costs (or 3.3% of its post spin asset base of $275 MM)
- Management is targeting a long term operating expense ratio of ~2.5% of assets
  - Target level is in-line with internally managed BDCs and significantly lower than externally managed BDCs reflecting a higher efficiency business model
- A target of 2.5% of assets would imply that approximately $3 MM of incremental expenses could be available to invest in resources to originate and manage the investment portfolio

CSWC Operating Expenses

($ in Millions)		% of $275 MM Assets Post Spin-Off
Cash Compensation & Employee Benefits	$5	
General & Administrative	$3	
Cash Operating Expense	**$8**	**2.9%**
Stock Compensation Expense	$1	
Recurring Operating Expense (excl. Spin Related Expenses)	**$9**	**3.3%**
Annual Amortization of Executive Compensation Plan Associated with Spin off (2 years post spin)	$2	
Total Operating Expense (2 years post spin)	**$11**	**4.0%**

Target 2.5% Operating Expense	
$475 MM AUM (Excl JV Financing)	$611 MM AUM (Incl JV Financing)
$11.9	$15.3

(1) Includes MAIN, KCAP, TCAP, TAXI and HTGC

(2) Includes 18 BDCs with $200 - $800 MM of assets as of 6/30/15

LTM 6/30/15 Operating Expenses / Average Assets



Less than 2.5%
2.6%
4.0%
CSWC Target
Internally Managed BDCs(1)
Externally Managed BDCs(2)

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Balanced Allocation Strategy for Equity Capital



Approximate
Post-Spin
Equity Capital
$275 MM
$68 MM
$65M –
$95 MM
$75 MM –
$100 MM
$41 MM(2)
I-45 SLF
Upper Middle
Market
Senior Loan Fund
Senior Secured
Loans
2nd Lien / Last
Out Unitranche
SBIC
Lower Middle
Market Credit
Legacy Equity

	I-45 SLF	Senior Secured Loans	SBIC	Legacy Equity
Leverage:	2.0x	~ 1.0x	~2.0x	
	$136 MM	$50-$95 MM	$150 MM(1)	N/A
AUM:	**$204 MM**	**$115 MM-$190 MM**	**$225 MM-$250 MM**	**$41 MM**
% Total:	31-33%	17-31%	34-41%	6-7%

Lower ROE/ Lower Beta ⟷ **Higher ROE/ Higher Beta**

(1) CSWC maintains its original SBIC license at its wholly-owned subsidiary, Capital Southwest Venture Corporation ("CSVC"). CSVC currently has no SBA debentures outstanding. CSWC expects to seek approval for SBA leverage during calendar 2016

(2) Legacy equity assets not currently planned for short term disposition

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 Portfolio Company Attributes by Asset Class    Upper Middle Market Syndicated 1st Lien  Upper Middle Market Syndicated 2nd Lien   Last Out Unitranche  Lower Middle Market Sub Debt / Secured Sub Debt   Lower Middle Market Senior Secured Debt  EquityCo-Invest  EBITDA Size  $50 MM+  $50 MM+  $8 - $15 MM  $5 - $15 MM  $3 – $6 MM  $3 - $15 MM  Closing Leverage  3.0x - 4.5x  5.0x - 6.5x  4.0x - 5.0x  3.0x - 5.0x  2.5x – 4.0x  NA  Asset Yield  6.0% - 7.0%  9.0% - 11.0%  10.0% - 12.0%  12.0% - 14.0%  11.0% - 13.0%  NA  Target Hold Size  $5 - $7 MM  $5 - $7 MM  $10 - $15 MM  $5 - $15 MM  $8 - $15 MM  $1 - $3 MM  Collateral Bucket  I-45 SLF  CSWC Credit Facility  CSWC Credit Facility  SBIC  SBIC  SBIC

 Growing Pipeline Across Multiple Origination Channels  Deal Flow  Deal Flow by Source  Total: 3Q15-2Q16  December 2014  March 2015  June 2015  September 2015 [Estimated]

 CSWC Taps Into a Broad Network of Deal Sources  Intermediaries and Lending Partners  Private Equity

Disciplined Investment Process: Investment Criteria

Experienced Management Team with Meaningful Equity Ownership	• Relevant experience and track record of success • Significant economic interest in the future success of the company
Sustainable Business Model	• Differentiated product and/or service that gives company a sustainable reason to exist • Leverageable cash flow with ability to maintain or grow margins
Strong Competitive Position	• Market leader in its business segments • Quantifiable competitive advantage versus their competitors with barriers to entry
Diversification of Customers and Suppliers	• Inability for any one customer to significantly affect the company's financial performance and ability to service debt • Sustainability of supply and cost of inputs
Ability of Capital Structure to Sustain Economic Cycles	• Capital structure appropriate for business model and industry • Downside scenario modeling proves ability to sustain economic cycles while servicing debt with leverage inside enterprise value
Significant Equity Value Supporting Debt	• Significant underlying equity value to support debt in capital structure

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Disciplined Investment Process: Focus on Capital Preservation

Sourcing	Initial Evaluation	Due Diligence & Underwriting	Documentation & Closing	Portfolio Management
• Extensive network of long standing private equity, intermediary, and co-lender relationships • Team effort led by senior members • Systematic CRM-driven relationship tracking • Emphasis on partnership-centric approach • Structural and size flexibility important to maintain relevance to sourcing network	• Review deal tear-sheets outlining investment theses and risks on weekly basis • Quick, thoughtful financing read to deal source • Rigorous analysis of opportunity with emphasis on downside scenario • Meet with management • Present credit case to IC; 12-20 page memo • Advance detailed term sheet	• Continuous testing of investment theses and risk mitigates • Lead or piggyback third party diligence work on accounting, legal, operations, industry, key management, and projections • Visit key locations • 30-50 page final IC memo memorializes work and findings • Diligence reputations of transaction partners • Present to IC for final approval	• Emphasis on covenants, voting rights, cash flow recapture, and incremental debt provisions • Overly borrower-friendly credit agreements will kill a deal • Team credit cycle experience critical to understanding how legal provisions are used during restructurings • Continuous communication on deal, no surprises	• Monthly meeting to review all portfolio positions • Proactive dialogue with sponsor, credit facility agent, management, and industry relationships • Board seat or observer rights on lower middle market names • Quarterly portfolio valuations and covenant reviews

Consistent, Downside-Focused, Risk-Return Centric Credit Approach

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 Maintaining Investment Discipline as Pipeline Grows          Total Deals Reviewed265  Indicative Terms Submitted62  Initial IC Review15  Diligence Final ICApproval8  8 Portfolio Companies$42 MM Invested  LTM September 2015

   Company  Date Invested  Type  Cost  Fair Value  Interest Rate  Effective Yield  Business Description  Debt    3/18/15  2nd Lien  $6.9 MM  $7.0 MM  L+875(1)  10.6%  Provides data collection through online and mobile surveys using proprietary consumer and business panels      4/17/15  2nd Lien  $6.8 MM  $7.0 MM  L+925(1)  11.5%  Global manufacturer and supplier of high performance, custom fabricated sealing and energy management solutions.      6/1/15  Secured Sub Debt  $7.9 MM  $8.1 MM  11.0%  12.2%  Distributes fasteners, chemicals, tools and a wide variety of other products to customers in the industrial maintenance and repair and automotive aftermarket      7/7/15  2nd Lien  $1.0 MM  $1.0 MM  L+750(1)  9.0%  A global, pure-play manufacturer of high-value specialty adhesives and sealants      7/22/15  2nd Lien  $4.8 MM  $5.0 MM  L+800(1)  11.1%  A furniture retailer that offers a variety of living room furniture, bedroom furniture, dining room furniture, mattresses / foundations, etc.      8/3/15  2nd Lien  $5.0 MM  $5.0 MM  L+775(1)  9.2%  Provides payroll services and workers’ compensation solutions to the television, film, live entertainment and digital media markets      9/9/15  2nd Lien  $3.3 MM  $3.3 MM  L+900(2)  11.1%  Provider of subscription-based legal and identity theft plans      9/21/15  Last Outs Senior Debt  $5.2 MM  $5.2 MM  13.0%  13.0%  Secondary loan finance company, specializing in the acquisition and management of sub-prime truck loans to finance the purchase of commercial, heavy-duty rigs by independent owner operators  Total        $40.9 MM  $41.6 MM    11.2%    Current CSWC Credit Portfolio  1.00% LIBOR floor (2) 1.25% LIBOR floor

Current CSWC Legacy Equity Portfolio

	Company	Date Invested	Type	Cost	Fair Value	Business Description
Legacy Equity Assets	MRI ShockWatch	11/4/97	Equity	$5.4 MM	$30.1 MM	Impact, tilt monitoring and temperature sensing devices to detect mishandling shipments
	Titan Liner	6/29/12	Equity & Debt	$6.0 MM	$8.7 MM	Manufactures, installs and rents spill containment system for oilfield applications.
	LP Fund Holdings	2001 - 2006	Partnership Interests	$8.9 MM	$6.7 MM	LP Interests held in six equity-focused investment funds
	Wellogix	8/19/05 - 6/15/08	Equity	$5.0 MM	$4.0 MM	Developer and supporter of software used by the oil and gas industry
	Atlantic Capital	4/10/07	Equity	$3.0 MM	$3.8 MM	Holding company of Atlantic Capital Bank, a full service commercial bank
	Deepwater	4/9/13	Equity	$8.0 MM	$2.5 MM	Full-service corrosion control company providing the oil and gas industry with expertise in cathodic protection and asset integrity management
	TRAX	3/19/15	Equity	$0.8 MM	$2.3 MM	Provides a comprehensive set of solutions to improve the transportation validation, accounting, payment and information management process
	kSep Systems	3/24/15	Equity	$0.4 MM	$1.9 MM	Provides single-use and scalable bioprocessing solutions in the area of recombinant therapeutics, cell therapy, and vaccine manufacturing
	iMemories	7/10/09 - 11/3/14	Equity & Debt	$6.4 MM	$0.2 MM	Enables online video and photo sharing and DVD creation for home movies recorded in analog and new digital format
Total				**$43.9 MM**	**$60.2 MM**	

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Strategic Decision to Retain Investment in MRI

Overview of MRI

- Media Recovery, Inc. (MRI) is a holding company of ShockWatch, Inc., a manufacturer of devices used to monitor and manage in-transit inventory
- CSWC originally invested in MRI in 1997 and owns ~98% of the company today. MRI historically consisted of three distinct businesses (see below for more details)
- ShockWatch's products include indicators and recording devices that measure impact, tilt and temperature
- Headquartered in Dallas, TX with a manufacturing facility in Graham, TX

Revenue by Product


Impact Indicators
Impact Recorders
Temperature Indicators
Tilt Indicators
39%
30%
17%
14%

Revenue by Geography


North America
International
41%
59%

Historical Financial Results

	2012A	2013A	2014A	LTM 8/31/2015
Revenue	$15.7	$17.5	$21.3	$21.4
% Growth		*11.4%*	*22.0%*	-
PF Adjusted EBITDA	$0.9	$1.1	$3.4	$3.9
% Margin	*6.0%*	*6.3%*	*16.1%*	*18.4%*
Cash				$3.5
Debt				-
CSWC 6/30/15 Valuation	**$30.1**			


SHOCKWATCH 2
INSPECT IF RED
TILTWATCH XTR

CSWC-Guided Transformation

- 2011 – Divested equipment monitoring product line of ShockWatch
- 2013 – Divested DPC division
- 2013 – ShockWatch acquired ShockLog
- 2014 – Divested DataSpan division
- 2015 – New CEO and CFO management to guide transition

Future Growth Prospects

- Continued evolution and improvement of the existing product offering
- Develop a robust real-time monitoring solution
- Expand presence in the cold chain sector
- Maximize channel and geographic go to market strategy
- Strategic acquisitions and/or partnerships

CSWC capital southwest
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Internally-managed BDC with no legacy issues and significant investable dry powderCredit investment strategy focused on middle-market lending opportunitiesPortfolio construction designed with granularity and diversity among asset classes to support attractive and sustainable dividendHigh-quality origination platform supported by strong relationships and proprietary deal flowProven investment team led by seasoned investment professionals with deep financial and BDC experience  Investment Highlights